UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 15, 2011
Date of Report (date of earliest event reported)

PCTEL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
471 Brighton Drive
Bloomingdale, Illinois 60108
(Address of Principal Executive Offices, including Zip Code)
(630) 372-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Executive Officer Base Salary
          On March 15, 2011, the Board of Directors (the “Board”) of PCTEL, Inc., (the “company” or “PCTEL”), upon the recommendation of the Compensation Committee of the Board, approved the base salary of the Chief Executive Officer of the company. In addition, the Compensation Committee approved the base salaries of the other named executive officers and certain key employees of the company. The annual base salary for each of the named executive officers, effective April 1, 2011, is listed in the table below.
          The Compensation Committee based its recommendations to the Board for the base salary increases on the assessment of the performance of each executive and recommendations provided by that Committee’s independent compensation consultant.

		Base Salary Effective
Officer Name	Title	April 1, 2011

Martin H. Singer	Chairman of the Board & Chief Executive Officer	$470.000
John W. Schoen	Chief Financial Officer	$260,000
Jeffrey A. Miller	Senior Vice President, Sales & Marketing	$270,000
Anthony Kobrinetz	Vice President, Technology & Operations	$240,000
Varda A. Goldman	Vice President & General Counsel	$200,000
Adoption of 2011 Short Term Incentive Plan
          On March 15, 2011, the Board, upon the recommendation of the Compensation Committee, adopted and approved the company’s Short Term Incentive Plan for 2011 (the “2011 Plan”). The 2011 Plan is designed to provide compensation incentives for the Chief Executive Officer, the other executive officers and certain key employees of PCTEL based on the achievement of certain annual corporate-level goals for 2011.
          For purposes of determining the compensation of the Chief Executive Officer and the other executive officers of PCTEL, the 2011 Plan is governed by the company’s Executive Compensation Plan, adopted and approved by the Board and approved by the PCTEL stockholders in 2007. The Chief Executive Officer and the other executive officers of the company have been identified as participants in the Executive Compensation Plan for 2011. The Executive Compensation Plan permits incentive awards paid under the 2011 Plan to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.
          The material terms of the 2011 Plan include the following:
•	All incentives to be paid to participants under the 2011 Plan will be paid in cash.

•	The performance criteria under the 2011 Plan are comprised of corporate-level goals for each participant.

•	Goals are defined in terms of revenue and non-GAAP earnings per share growth over 2010. Achievement of the goals is determined on a sliding scale between 0% and 100%. The revenue growth goal is calculated on growth from 0% to 20% over 2010 revenue, where 0% growth corresponds to 0% achievement and 20% growth corresponds to 100% achievement. Non-GAAP earnings per share growth is calculated from 0% to 61% over 2010, where 0% growth corresponds to 0% achievement and 61% growth corresponds to 100% achievement. Non-GAAP earnings per share profit excludes stock-based compensation, amortization and impairment of intangible assets and goodwill related to the company’s acquisitions, restructuring costs, gain or loss on sale or disposal of assets, and non-cash income tax expense. Scores for goals are aggregated and averaged on a weighted basis in determining the amount of a particular award. The relevant weights of the revenue and non-GAAP earnings per share goals are 60% and 40% respectively.

•	Each participant in the 2011 Plan is eligible to be awarded a maximum incentive expressed as a percentage of that participant’s annual salary. This percentage is generally higher for the named executive officers and certain key employees of the company.

•	It is expected that the determination of achievement under the 2011 Plan will be made by the Compensation Committee during the first quarter of 2012.
          Additional information relating to the terms of the 2011 Plan applicable to the Chief Executive Officer and other named executive officers of the company is summarized in the following table:

Maximum Incentive
As a Percentage of
2010 Annual
Name and Title	Salary

Martin H. Singer, Chairman of the Board and Chief Executive Officer	105%
John W. Schoen, Chief Financial Officer	85%
Jeffrey A. Miller, Senior Vice President, Sales & Marketing	100%
Anthony Kobrinetz Vice President, Technology & Operations	85%
Varda A. Goldman Vice President & General Counsel	55%
Retention Restricted Stock Grants
•	Long Term Incentives — On March 15, 2011, the Board, upon the recommendation of the Compensation Committee, also approved the grant of long-term retention restricted shares as long-term incentives under the company’s 1997 Stock Plan, as amended on June 15, 2010, to the named executive officers of the company as identified in the table below. These grants are summarized in the below table:

	Minimum #	Target #	Maximum #
Name and Title	of Shares	of Shares	of Shares

Martin H. Singer, Chairman of the Board & Chief Executive Officer	0	26,000	32,500
John W. Schoen, Chief Financial Officer	0	17,250	21,562
Jeffrey A. Miller, Senior Vice President, Sales & Marketing	0	17,250	21,562
Anthony Kobrinetz, Vice President, Technology & Operations	0	17,250	21,562
Varda A. Goldman Vice President & General Counsel	0	7,000	8,750
•	Long Term Retention Plan — The award of long-term retention restricted shares discussed immediately above is based on the company’s 2011 revenue growth above 2010 revenue. The range of long term retention restricted shares to be awarded, based on the company’s 2011 revenue growth, is summarized in the table below, provided, however, that the minimum revenue growth required in order to earn an award is approximately four percent (4%). The actual number of shares awarded will be determined after the one year performance period. The number of shares awarded will range from 0% to 125%* of the target number of shares reflected in the table below based on actual 2011 revenue growth. The awarded shares for the officers other than Mr. Singer are subject to each officer’s continued service before the shares fully vest ratably over four years, including the performance period of one year. In the case of Mr. Singer, the shares cliff vest after three years of continued service, either as Chief Executive Officer or Chairman of the Board, including the performance period of one year.

*	Performance attainment between parameters will be pro-rated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 21, 2011

PCTEL, INC.
By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer